Exhibit 99.1

Transition Values Success NASDAQ Global Select Market RCKB FIG Partners 9th Annual Bank CEO Forum September 16 & 17, 2013

Forward Looking Statements This Presentation contains forward-looking statements that are within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of our management and are subject to significant risks and uncertainties. These risks and uncertainties could cause our results to differ materially from those set forth in such forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “estimates,” “targeted” and similar expressions, and future or conditional verbs, such as “will,” “would,” “should,” “could” or “may” are intended to identify forward-looking statements but are not the only means to identify these statements. Forward-looking statements involve risks and uncertainties. Actual conditions, events or results may differ materially from those contemplated by a forward-looking statement. Factors that could cause this difference many of which are beyond our control include without limitation the following: Any forward-looking statements made by or on behalf of us in this Presentation speak only as of the date of this Presentation. We do not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made. The reader should; however, consult any further disclosures of a forward-looking nature we may make in future filings. With regard to presentations related to recently converted second step conversions, the peer companies include: PBNY, BRKL, OCFC, ESBF, UBNK, WFD, ESSA, NHTB, HIFS, HARL, and THRD. The data presented in this presentation relating to the peer companies is based on the calendar year. Data for peers is sourced from SNL Financial LLC. NON-GAAP FINANCIAL MEASURES This presentation references non-GAAP financial measures incorporating tangible equity and related measures, and core earnings excluding non-recurring costs. These measures are commonly used by investors in evaluating financial condition. GAAP earnings are lower than core earnings primarily due to non-recurring conversion, balance sheet restructuring and cost cutting initiative related expenses. Reconciliations are in earnings releases at www.rockvillefinancialinc.com.

Table of Contents Page Rockville Financial, Inc. Overview 5 Executive Management Team 8 Talent Acquisition 9 Strategic Focus 11 Strategic Initiatives 13 Performance 15 Loans 21 Mortgage Banking 23 Deposits 24 Institutional Ownership 25 Insider Ownership 26 Appendix 27

Corporate Contacts William H. W. Crawford, IV President & Chief Executive Officer Scott C. Bechtle Executive Vice President, Chief Risk Officer John T. Lund Executive Vice President, Chief Financial Officer & Treasurer Mark A. Kucia Executive Vice President, Head of Commercial Banking Eric R. Newell Executive Vice President, Head of Treasury & Corporate Strategy Brandon C. Lorey Senior Vice President, Head of Consumer Lending Investor Information: Marliese L. Shaw Senior Vice President, Corporate Secretary/Investor Relations Officer 860-291-3622 or mshaw@rockvillebank.com

22 Branch community bank in Central & Southern Connecticut Established in 1858 Assets of $2.2 billion Second step mutual conversion in March 2011, $171 million capital raise Total capital $297 million at June 30, 2013 Transform from thrift model to high performing commercial community bank

Strong Branch Franklin Franchise – No. 1 or 2 in most markets Continue to expand into potential high deposit market Middlesex share locations Berkshire RCKB’s 2012 2011-2012 Market Deposits Growth Position Address City ($000) Rate(%) in Town 1 Rt 83 & Pitkin St Norfolk Vernon 171,465 11.17 1 2 1645 Ellington Rd South Windsor 160,982 20.33 1 3 341 Broad St Manchester 155,961 13.78 2 4 20 Hyde Ave Vernon 103,423 21.72 1 Plymouth 5 12 Main St Ellington 101,592 17.25 1 Providence6 25 Park St Vernon Rockville 99,768 3.75 1 7 612 Main St Bristol Somers 84,394 12.03 1 8 869 Sullivan Ave South Windsor 80,826 9.93 1 9 231 Hazard Ave Enfield 72,830 3.93 2 Bristol Kent 10 6 Fieldstone Cmns Tolland 67,744 22.44 2 11 1009 Hebron Ave Glastonbury 64,677 8.69 7 12 1671 Boston Tpke Coventry 55,091 0.27 2 Newport 13 234 Tolland Tpke Manchester 53,345 2.80 2 Washington 14 275 Mountain Rd Suffield 50,034 8.22 3 15 902 Main St South Glastonbury 45,601 (0.41) 1 Dukes 16 39 Prospect Hill Rd East Windsor 41,971 109.82* 3 17 99 Linwood Ave Colchester 35,882 15.29 5 18 65 Palomba Dr Enfield 27,153 5.99 2 19 768 N Main St Manchester 27,036 10.55 2 20 102 Lasalle Rd** West Hartford 25,460 NA NA 21 660 Enfield St*** Enfield 20,871 (7.92) 2 22 2290 Whitney Ave. Hamden**** NA NA NA 23 117 Washington Ave. North Haven***** NA NA NA * Branch consolidation Mar 2012 ** 6/30/2013 balance –opened Jan 2013 6 *** Announced to be closed Nov 2013 **** Announced to be opened 4Q2013 ***** Announced to be opened 3Q2014

Become one of the highest performing commercial community banks in the U.S. Measure success by financial performance, driving shareholder value, customer service, customer loyalty, and employee engagement.

Experienced Executive Management Team

Recruited Experienced Management Team to prepare to prudently leverage capital and accelerate growth, while also positioning for the evolving regulatory environment

Name	Title/Function	Years in Industry/Years at Rockville	Prior Experience
William H. W. Crawford, IV	President and CEO	25/2	Wells Fargo Bank, Wachovia Bank and SouthTrust Bank
Marino J. Santarelli	EVP & Chief Operating Officer	40/2	Wells Fargo Bank, Wachovia Bank and United Penn Bank
Scott C. Bechtle	EVP & Chief Risk Officer	31/2	Florida Shores Bank, Wells Fargo Bank (fka SouthTrust Bank) and Bank of America (fka Barnett Banks)
John T. Lund	EVP & Chief Financial Officer & Treasurer	20/4	FDIC Examiner, Capital Markets Specialist
Mark A. Kucia	EVP & Head of Commercial Banking	26/7	Liberty Bank, Mechanics Bank, BayBank, National Westminster PLC
Steve Koniecki	EVP & Chief Technology Officer	32/2	Space Coast Credit Union, West Bank
Rick Trachimowicz	EVP & Head of Human Capital and Facilities Management	38/16	Northeast Savings, Freedom Federal Savings
Eric R. Newell	EVP & Head of Treasury & Corporate Strategy	10/2	Alliance Bernstein, Fitch Ratings, and FDIC. CFA Designation
Brandon C. Lorey	SVP & Head of Consumer Lending	23/0	H&R Block Bank, Chevy Chase Federal Savings Bank. Joined Feb 2013

8

Talent Acquisition - *Risk Management*

The Company strengthened Risk Management with the following new positions:

Name	Title/Function	Years in Industry/ Years at Rockville	Prior Experience
Betsy Kenney Wynnick	SVP & Director of Internal Audit	21/1	NewAlliance Bank, Webster Bank, Coopers & Lybrand. Licensed to practice law in Connecticut, CPA & CFSA Designations.
Jay Peters	VP & BSA/AML, Red Flags Officer	38/2	NewAlliance Bank, Webster Bank, Bank of Southern Connecticut, Dime Savings Bank
Beth Donna	VP & Enterprise Risk Management	26/2	NewAlliance Bank, Dime Savings Bank
Christine Keeney	VP & Information Security Officer	24/2	NewAlliance Bank, Savings Bank of Manchester, Deloitte & Touche, CISSP Designation
Carla Balesano	SVP & Head of Corporate Loan Strategies	26/1	TD Bank, Webster Bank, Fleet Bank, Bank of America
Bob Davidson	SVP & Senior Credit Officer	20/3	Sovereign Bank, Farmington Bank, Savings Bank of Manchester, Liberty Bank
Deborah Gabinelle	VP & Senior Credit Risk Officer	27/2	Webster Bank, Fleet Bank, Federal Reserve Bank of New York
Nathan Kelley	VP & Credit Risk Officer	11/2	NewAlliance Bank, FirstFed America Bankcorp

9

Talent Acquisition

Commercial Banking Expansion

Name	Title/Function	Years in Industry/ Years at Rockville	Prior Experience
Stephen Villecco	SVP & Regional Commercial Banking Officer, Southern and Northern C&I Teams	25/2	**Headed up NewAlliance Bank's $0.5 billion Commercial and Industrial department since 1998**
Josh Gorman	SVP & Regional Commercial Banking Officer, Western C&I Team	14/0	Bank of America/Merrill Lynch, Wachovia National Bank. Joined December 2012
Melanie Joy	SVP & Head of Commercial Real Estate	26/1	Liberty Bank
Matt Proto	VP & Senior Commercial Banking Officer	37/2	Bank of Southern Connecticut and NewAlliance Bank
Raymond Kostka	VP & Commercial Banking Officer	34/2	NewAlliance Bank
Robert Landfear	VP & Commercial Banking Officer	19/2	NewAlliance Bank
Michael Kelleher	VP & Commercial Banking Officer	36/2	NewAlliance Bank
Valerie Duncan	SVP & Head of Private Banking	16/0	Wells Fargo Private Bank, First Union National Bank, Wachovia. Joined April 2013
Joseph Tartaglia	SVP & Senior Cash Management Officer	22/2	First Vice President, Cash Management Sales Manager NewAlliance Bank
Kristine Carlson-Koehler	VP & Cash Management Officer	26/2	NewAlliance Bank, Tolland Bank

10

Strategic Focus Organic Growth Recruit & retain most experienced and connected talent in market Best talent moves their book of business to Rockville Employer of choice in Connecticut Commercial, mortgage, retail, private banking, and financial advisory hires Greenwich Associates customer satisfaction measurement – drive superior customer experience Strong Financial Performance Asset quality Earnings asset growth EPS growth Revenue growth Return of Capital 54% Dividend increase since conversion Completion of 10% Stock buyback program as of May 20, 2013 Completed 27% of 2nd 10% Stock buyback program as of June 30, 2013 Special cash dividend Returned $25 million to shareholders in the second quarter of 2013

Strategic Focus Strong Risk Management & Financial Discipline Disciplined approach to acquisition Capital deployment New management team with large bank experience and depth Eliminate legacy expense - Enfield branch closure & position eliminations Attractive Branch Franchise Solid suburban markets Strong demographics #1 or #2 market share in all seasoned markets Sales & service training to ensure superior customer experience Announced expansion in New Haven County Trading 119% of TBV

Strategic Initiatives Implement Securitization Mortgage Improve turn times Better execution on sales Banking Improve profitability on secondary mortgage market sales / higher spreads Expansion Pursuing higher volumes Expand product suite Commercial Higher volume Grow low cost core deposit Banking Municipal deposit program Loan level hedge product Decrease Cost of Funds Grow low cost core deposits Retail Branch staffing efficiencies Bring fee income to market level Banking Better Financial cross-sale advisory on services existing – customer better execution base Build on success in West Hartford Open Hamden Branch and North Haven Branch

Strategic Initiatives Continued integration of earnings model Build cost centers –enhanced reporting and accountability Financial Micro-inspection of non-interest expense Modeling Implement efficiency consultant recommendations Minimally liability sensitive –monitor closely for protection of TBV Repurchase shares when price attractive Capital Thoughtful build out of retail branch Deployment network Continued discipline on M&A

Successful Performance Since Conversion (Data as of 6/30/13) 3 Year TSR 81% TSR Since Conversion 35% 120% Increase Non-Int Income Dividend Increase 54% P/TBV 28% Top 10 Performer Nationally in 2012 Share Count Decrease 13% TCE/TA Decrease 24% 3.48% Tax Equivalent NIM stable vs 3.08% Core Revenue Growth 45% Core EPS Growth 78% for peers Total Loan Growth 11% Commercial Loan Growth 47% 39% FTE Increase to 329 from 236 Total Deposit Growth 21% 0% 20% 40% 60% 80% 100% 71% Core Efficiency Ratio 5.23% ROAE vs 4.16% for CT Banks 0.79% Core ROAA vs 0.45% for CT Banks #2 in Connecticut

Profitability Core Revenue (000’s) Annual Year to Date Core Non-Interest Income (000’s) Annual Year to Date Core ROAA (%) Core EPS ($ / share)

Diversified Revenue Levers Mortgage Banking: Gains on Sales of Loans Financial Advisory Services (000’s) (Millions $) Annual Year to Date Annual Year to Date

Control Expenses Balance current period profitability & investment in company Core Efficiency Ratio Core NIE Ratio

Strong Capital Metrics

Tangible Book Value / Share Walk

Loan Mix Loan Portfolio RCKB % Of RCKB % Of RCKB % Of CAGR CAGR ($mm) 6/30/2010 Total 6/30/2012 Total 6/30/2013 Total 12 - ‘13 10 - ‘13 Real Estate Loans: Residential $ 747.4 53.5% $ 707.8 45.3% $ 636.9 39.4% -10.0% -5.2% Commercial 449.5 32.2% 633.1 40.5% 735.7 45.5% 16.2% 17.8% Construction Construction - Residential 5.5 0.4% 2.7 0.2% 3.8 0.2% 40.7% -11.6% Construction - Commercial 58.3 4.2% 45.1 2.9% 40.9 2.6% -9.3% -11.1% Commercial Business Loans 127.8 9.2% 170.1 10.9% 196.3 12.1% 15.4% 15.4% Installment and Collateral Loans 7.1 0.5% 3.4 0.2% 2.6 0.2% -23.5% -28.5% Total Loans $ 1,395.6 100.0% $ 1,562.3 100.0% $ 1,616.2 100.0% 3.5% 5.0% Commercial Loans $ 635.6 45.6% $ 848.3 54.3% $ 972.9 60.2% 14.7% 15.2%

Commercial Real Estate (Q2 2013) Type of Commercial Real Estate Loan Geographic Region (Dollars in thousands) (Dollars in thousands) Type of Commercial Real Estate Loan Type of Commercial Real Estate Loan Regional CRE Program $ 346,972 47.2% Region Owner Occupied 50,775 6.9% Connecticut $ 386,295 52.6% Industrial 35,072 4.8% West / Upstate New York 168,819 22.9% Office 87,847 12.0% Metropolitan New York 5,362 0.7% Retail 83,434 11.3% North / Central New Jersey 44,209 6.0% Multi-Fam 55,237 7.5% South New Jersey / Pennsylvania 35,103 4.8% Land 12,068 1.6% New England* 71,731 9.7% Other 64,334 8.7% Maryland 24,220 3.3% Total Commercial Real Estate Loans $ 735,739 100.0% Total Commercial Real Estate Loans $ 735,739 100.0% Note: Data for quarter ended 6/30/13 * Not including Connecticut

Mortgage Banking Business Development Originations Volume (000’s) Purpose Mix (%) Loans Sold (millions) Staffing

Deposit Mix Cost of Deposits: 0.92% Cost of Deposits: 0.63% Cost of Deposits: 0.48% Cost of Funds: 1.38% Cost of Funds: 0.73% Cost of Funds: 0.57% Deposit Portfolio RCKB % Of RCKB % Of RCKB % Of CAGR CAGR ($mm) 6/30/2010 Total 6/30/2012 Total 6/30/2013 Total 12 - ‘13 10 - ‘13 Demand and NOW $ 269.2 23.2% $ 367.0 25.2% $ 413.7 26.1% 12.7% 15.4% Regular Savings & Club 160.5 13.9% 208.0 14.3% 226.8 14.3% 9.0% 12.2% Money Market Savings 240.2 20.8% 345.4 23.7% 421.5 26.5% 22.0% 20.6% Time Deposits 486.8 42.1% 535.2 36.8% 525.2 33.1% -1.9% 2.6% Total Deposits $ 1,156.7 100.0% 0.0% $ 1,455.7 100.0% 0.0% $ 1,587.1 100.0% 0.0% #NUM! 9.0% #NUM! 11.1% Core Deposits $ 669.9 57.9% $ 920.5 63.2% $ 1,062.0 66.9% 15.4% 16.6% Reducing Cost of Funds ~ Growing Core Deposits Note: Cost of deposits represents cost of total interest bearing and non-interest bearing deposits. Cost of funds represents average total deposits and cost of borrowing for the respective quarters.

Institutional Ownership Top Institutional Holders As of June 30, 2013 Q2 2013 Holder Name Position Position % O/S Change Keeley Asset Management 2,049,600 112,900 7.47 Corp. BlackRock Fund Advisors 1,675,888 -12,282 6.11 The Vanguard Group Inc. 724,453 -96,349 2.64 Dimensional Fund Advisors 704,818 4,416 2.57 Inc. Brandywine Global 564,196 19,078 2.06 Investment Management Renaissance Technologies 501,496 88,985 1.83 LLC State Street Global Advisors 486,421 -104,380 1.77 Funds Management Inc. Ironwood Capital 453,058 -76,113 1.65 Management LLC Wellington Management Co. 412,913 -870,055 1.51 LLP Northern Trust Investments 411,381 8,929 1.50 Putnam Investment 393,200 -40,700 1.43 Management LLC

Insider Ownership at June 30, 2013 Management Stock Ownership after June 2013 grant: # of Shares % of Shares Executive Position & Options Outstanding Bill Crawford CEO/President 451,660 1.7% Mark Kucia EVP/Commercial Banking 199,634 0.8% Rick Trachimowicz EVP/Human Capital 171,950 0.7% Marino Santarelli EVP/COO 164,752 0.6% John Lund EVP/CFO 162,598 0.6% Scott Bechtle EVP/CRO 151,063 0.6% Steve Koniecki EVP/CTO 114,640 0.4% Eric Newell EVP/Treasury&Corporate Strategy 107,240 0.4% Note: The Company approved stock ownership guidelines in 2012 of 3x, 2x and 1x base salary for CEO, EVPs and SVPs, respectively. 26 NASDAQ: RCKB

APPENDIX

Solid Performance Since Current Management Efficiency Ratio vs Peers: Net Interest Margin vs Peers: 80.0 76.2

Loan Quality and Reserve Levels Strong credit review program - Third party review of commercial loan portfolio and new originations four times a year, in addition to new origination review by CRO and EVP/Commercial Banking. Rockville Financial 06/30/13 03/31/13 Non-performing loans/total loans 0.83% 1.01% Non-performing assets/total assets 0.73% 0.89% Allowance for loan losses/total loans 1.14% 1.18% Allowance for loan losses/non-performing loans 137.55% 117.13% NCO’s/averageloans 0.04% 0.02%

Solid Asset Quality Despite Tough Environment Compares Favorably to Peers Loan Loss Reserves / Loans vs Peers:

Total Assets Despite a difficult operating environment, we were able to grow assets at a CAGR of 8.2% through a disciplined growth strategy.

Regional Commercial Real Estate Data Data as of June 30, 2013 Approximately $347 million outstanding – 48 loans Average loan size $7.2 million Average LTV: 65% Average debt service coverage ratio: 1.7x Weighted average yield: 4.27% All loans are paying as agreed CRE and Commercial business loan 3 Year CAGR = 15.2% Approximately $720 million of commercial and construction loans serviced by 7 commercial bankers prior to the commercial banking team expansion in Q3 2011 ($102 million per banker) Current Commercial Banking Team consists of 19 Customer facing commercial bankers including 3 cash management officers and 3 private banking officers Loan Approval Procedures and Authority: Limited group of officers – Up to $1.5 million President, CRO, or Head of Commercial – Up to $7.5 million President & CRO or CRO & Head of Commercial – Up to $15.0 million Board of Directors Loan Committee – Over $15.0 million

Municipal Bond Stratification Total Municipal Portfolio Total Municipal Portfolio By Type Geographic Distribution

Municipal Bond Stratification Continued Revenue Bond Geographic Revenue Type Breakout Breakout

Deposit Market Share Deposit Growth Potential –Moved up two positions in 2012 Deposit Market Share Summary for Connecticut 2012 2011 Institution (ST) 2012 2012 2012 Rank Rank Number of Total Total Branches Deposits in Market Market Share $0 (%) 1 1 Bank of America Corp. (NC) 156 24,555,614.00 23.97 2 2 Webster Financial Corp. (CT) 121 12,136,213.00 11.85 3 3 People’s United Financial Inc. (CT) 165 10,981,060.00 10.72 4 4 Wells Fargo & Co. (CA) 76 7,346,402.00 7.17 5 5 Toronto-Dominion Bank 80 5,894,904.00 5.75 6 6 First Niagara Finl Group (NY) 84 4,630,174.00 4.52 7 7 JPMorgan Chase & Co. (NY) 53 4,491,917.00 4.38 8 8 Citigroup Inc. (NY) 20 2,957,588.00 2.89 9 9 Liberty Bank (CT) 44 2,779,395.00 2.71 10 10 RBS 50 2,573,790.00 2.51 11 12 Union Savings Bank (CT) 29 1,635,250.00 1.60 12 14 Rockville Financial Inc. (CT) 22 1,520,658.00 1.48 13 11 Santander 32 1,484,695.00 1.45 14 13 First Connecticut Bancorp, Inc (CT) 21 1,293,258.00 1.26 15 15 M&T Bank Corp. (NY) 10 1,278,950.00 1.25 Total For Institutions In Market 1,286 102,449,687 Note: Market Share is for U.S. Territories only and non-retail branches are not included. 35

Year over Year Deposit Growth RCKB vs SNL Thrift Peer Weighted Average

Shareholder Friendly Capital Management Focus on effective and efficient use of excess capital March 13, 2012: Announced share repurchase program for 10% of outstanding shares; Completed as of May 20, 2013 May 20, 2013: Announced 2nd share repurchase program for 10% of outstanding shares November 21, 2012: Declared special cash dividend of $0.16 per share 2012Q2 2012Q3 2012Q4 2013Q1 2013Q2 Total RBC Ratio 22.8% 22.7% 21.9% 21.3% 18.8% Tier 1 Ratio 21.6% 21.5% 20.6% 20.1% 17.7% Tier 1 to Average 17.4% 17.1% 16.5% 15.7% 14.7% Assets TCE Ratio 16.7% 16.7% 16.0% 15.5% 13.4% Dividends Per Share $0.09 $0.09 $0.10 $0.10 $0.10 Dividend Payout Ratio 87% 55% 62%* 62% 84% 1st Share Repurchase 45% 46% 61% 67% 100% Plan - % Complete 2nd Share Repurchase N/A N/A N/A N/A 27% Plan - % Complete Common Shares 28,602,777 28,605,560 28,156,897 27,981,286 26,325,811 Outstanding *Excludes special cash dividend 37

3 Year Total Shareholder Return Favorable in comparison to SNL U.S Thrift Index

Return compared to 2004-2005 Conversions

#2 out of 52 bank conversions in the Class of 2004-2005

	Company	Ticker	State	IPO date	IPO price ($)[1]	Last price ($)[2]	Years public	Change in price IPO to last price
1	Investors Bancorp Inc. (MHC)	ISBC	NJ	10/12/2005	10.00	22.59	7.78	126%
2	Rockville Financial Inc.	RCKB	CT	5/23/2005	6.59	13.24	8.17	101%
3	North Penn Bancorp Inc.	NPBP	PA	6/2/2005	9.16	18.30	6.00	100%
4	Heritage Financial Group Inc.	HBOS	GA	6/30/2005	11.94	17.05	8.06	71%
5	First Clover Leaf Financial Corp.	FCLF	IL	6/29/2004	5.17	8.58	8.86	66%
6	United Financial Bancorp Inc.	UBNK	MA	7/13/2005	9.61	15.84	8.03	65%
7	Home Federal Bancorp Inc.	HOME	ID	12/7/2004	8.80	14.40	8.42	64%
8	Home Federal Bancorp Inc. of Louisiana	HFBL	LA	1/21/2005	10.98	17.60	8.50	60%
9	Synergy Financial Group Inc.	SYNF	NJ	1/21/2004	10.00	15.16	3.69	52%
10	NewAlliance Bancshares Inc.	NAL	CT	4/2/2004	10.00	14.78	7.04	48%
11	Legacy Bancorp Inc.	LEGC	MA	10/26/2005	10.00	14.34	5.73	43%
12	Citizens Community Bancorp Inc.	CZWI	WI	3/30/2004	5.23	7.48	9.11	43%
13	SE Financial Corp	SEFL	PA	5/6/2004	10.00	14.25	7.91	43%
14	New England Bancshares Inc.	NEBS	CT	12/29/2005	10.00	13.64	6.87	36%
15	Colonial Financial Services Inc.	COBK	NJ	6/30/2005	10.64	14.15	8.06	33%
16	Ocean Shore Holding Co.	OSHC	NJ	12/22/2004	11.37	14.90	8.38	31%
17	Partners Trust Financial Group Inc.	PRTR	NY	7/15/2004	10.00	12.75	3.38	28%
18	Clifton Savings Bancorp Inc. (MHC)	CSBK	NJ	3/4/2004	10.00	12.59	9.18	26%
19	Abington Bancorp Inc.	ABBC	PA	12/17/2004	6.25	7.20	6.79	15%
20	Rome Bancorp Inc.	ROME	NY	3/30/2005	10.00	11.30	6.01	13%
21	Benjamin Franklin Bancorp Inc.	BFBC	MA	4/5/2005	10.00	11.00	4.01	10%
22	Waterstone Financial Inc. (MHC)	WSBF	WI	10/5/2005	10.00	10.99	7.80	10%
23	Provident New York Bancorp	PBNY	NY	1/15/2004	10.00	10.90	9.31	9%
24	Kaiser Federal Financial Group Inc.	KFFG	CA	3/31/2004	13.90	15.15	8.41	9%
25	Kearny Financial Corp. (MHC)	KRNY	NJ	2/24/2005	10.00	10.75	8.41	8%

As of July 24, 2013

1 IPO price is adjusted for stock splits

2 If the company was acquired or the subsidiary failed, the last price reflects the price on the acquisition date (or the last reported price if earlier) or the subsidiary failure date.

Source: SNL Financial

39

Return compared to 2004-2005 Conversions #2 out of 52 bank conversions in the Class of 2004-2005 IPO price Last price Change in Company Ticker State IPO date 1 2 Years public price IPO to ($) ($) last price 26 Osage Bancshares Inc. OSBK OK 4/1/2004 10.00 10.35 8.40 4% 27 SI Financial Group Inc. SIFI CT 10/1/2004 11.13 11.34 8.60 2% 28 Georgetown Bancorp Inc. GTWN MA 1/6/2005 13.89 14.18 8.54 2% 29 OC Financial Inc. OCFL OH 4/1/2005 10.00 10.11 3.24 1% 30 Cheviot Financial Corp. CHEV OH 1/6/2004 11.67 11.39 9.34 -2% 31 Hudson City Bancorp Inc.3 HCBK NJ 6/7/2005 10.00 9.68 8.13 -3% 32 Prudential Bancorp Inc. of Pennsylvania (MHC)PBIP PA 3/30/2005 10.00 9.75 8.32 -3% 33 FedFirst Financial Corp. FFCO PA 4/7/2005 21.12 19.34 8.29 -8% 34 BankFinancial Corp. BFIN IL 6/24/2005 10.00 9.07 8.08 -9% 35 DSA Financial Corp. DSFN IN 7/30/2004 10.00 9.00 8.77 -10% 36 Ottawa Savings Bancorp Inc. (MHC) OTTW IL 7/15/2005 10.00 9.00 8.02 -10% 37 Monadnock Bancorp Inc.3 MNKB NH 6/29/2004 5.84 4.95 8.16 -15% 38 Kentucky First Federal Bancorp (MHC) KFFB KY 3/3/2005 10.00 8.45 8.39 -16% 39 American Bancorp of New Jersey Inc. ABNJ NJ 10/6/2005 10.00 8.00 3.65 -20% 40 Naugatuck Valley Financial Corp. NVSL CT 10/1/2004 10.00 7.93 8.60 -21% 41 BV Financial Inc. (MHC) BVFL MD 1/14/2005 10.00 6.76 8.52 -32% 42 PSB Holdings Inc. (MHC) PSBH CT 10/5/2004 10.00 6.50 8.59 -35% 43 Lincoln Park Bancorp (MHC) LPBC NJ 12/20/2004 10.00 6.01 8.38 -40% 44 Third Century Bancorp TDCB IN 6/30/2004 10.00 5.87 8.86 -41% 45 Wawel Bank (MHC) WAWL NJ 4/1/2004 10.00 5.00 9.10 -50% 46 Royal Financial Inc. RYFL IL 1/21/2005 10.00 5.00 8.50 -50% 47 First Federal of Northern Michigan Bancorp Inc.FFNM MI 4/4/2005 10.00 4.35 8.30 -57% 48 Roebling Financial Corp Inc. RBLG NJ 10/1/2004 10.00 4.05 7.90 -60% 49 Equitable Financial Corp. (MHC) EQFC NE 11/9/2005 10.00 2.50 7.70 -60% 50 Atlantic Coast Financial Corp. ACFC FL 10/5/2004 51.02 5.11 8.59 -90% 51 Brooklyn Federal Bancorp Inc. (MHC) BFSB NY 4/6/2005 10.00 0.85 6.76 -92% 52 SFSB Inc. (MHC) SFBI MD 12/31/2004 10.00 0.70 8.35 -93% As of July 24, 2013 1 IPO price is adjusted for stock splits 40 2 If the company was acquired or the subsidiary failed, the last price reflects the price on the acquisition date (or the last reported price if earlier) or the subsidiary failure date. Source: SNL Financial

Growth in Top 10 Nationally in 2012

Non-Interest Expense to Average Assets Peer Comparison NIE / Average Assets (Quarterly) - Peers 6/30/2013 3/31/2013 12/31/2012 9/30/2012 6/30/2012 Naugatuck Savings Bank CT 3.53 3.55 4.35 3.67 3.51 SI Financial Group, Inc (SIFI) CT 3.45 3.62 3.28 2.91 3.16 Fairfield County Bank CT 3.34 3.65 4.19 4.06 3.76 Newtown Savings Bank CT 3.34 3.46 3.96 3.62 3.63 Dime Bank CT 3.24 3.19 2.42 3.12 2.71 First Connecticut Bancorp, Inc. (FBNK) CT 3.15 3.27 3.80 3.05 3.16 First County Bank CT 3.10 3.14 3.14 3.02 3.07 SBT Bancorp, Inc (SBIB) CT 3.08 2.98 3.17 3.14 3.36 Rockville Financial Inc (RCKB) CT 3.07 2.87 3.07 3.00 2.93 Liberty Bank CT 2.94 2.96 2.80 2.85 2.80 People’s United Financial, Inc (PBCT) CT 2.81 2.94 3.08 2.96 2.95 Union Savings Bank CT 2.80 2.91 3.59 2.73 2.84 United Financial Bancorp, Inc. (UBNK) MA 2.70 2.65 2.64 2.66 2.63 First Niagara Financial Group (FNFG) NY 2.55 2.60 3.05 2.85 2.31 Webster Financial Corporation (WBS) CT 2.49 2.53 2.56 2.73 2.60 Source: SNL Financial; FDIC Call Reports

Efficiency Peer Comparison Efficiency Ratio (Quarterly) –Peers 6/30/2013 3/31/2013 12/31/2012 9/30/2012 6/30/2012 NII %Ch QoQ First County Bank CT 111.26 91.89 86.22 88.72 89.63 -17.3% SI Financial Group, Inc (SIFI) CT 96.40 97.72 82.41 90.82 89.77 -2.0% Dime Bank CT 91.62 89.50 59.80 82.02 72.16 -1.2% First Connecticut Bancorp, Inc. (FBNK) CT 90.34 90.79 82.07 106.30 88.90 2.2% Naugatuck Savings Bank CT 83.96 83.91 92.48 80.98 80.00 -0.2% SBT Bancorp, Inc (SBIB) CT 83.93 81.51 75.31 81.27 82.02 1.7% Newtown Savings Bank CT 82.68 81.38 80.14 77.14 81.41 1.5% Union Savings Bank CT 82.24 84.89 97.32 81.66 84.56 -0.1% Rockville Financial Inc (RCKB) CT 76.21 68.58 67.72 67.25 72.59 1.2% Fairfield County Bank CT 71.45 70.37 85.00 78.38 75.64 -5.8% Liberty Bank CT 70.74 71.12 64.76 68.69 62.61 -0.1% United Financial Bancorp, Inc. (UBNK) MA 68.07 67.92 117.54 66.68 68.56 -4.2% People’s United Financial, Inc (PBCT) CT 65.49 71.08 68.17 63.66 65.77 -0.9% First Niagara Financial Group (FNFG) NY 64.41 67.40 69.85 64.71 62.13 1.3% Webster Financial Corporation (WBS) CT 61.79 64.84 61.87 64.10 65.89 1.4% Source: SNL Financial; FDIC Call Reports

Peer Comparison[(1)]

General Information				Profitability				Capital		Asset Quality			Pricing Info			Dividends	
Institution Name	SNLLabel	City, State	Assets ($mm)	Core ROAA (%)	Core ROAE (%)	NIM (%)	Eff. Ratio (%)	Risk-based Capital Ratio (%)	Loans/ Deposits (%)	LLR / Loans (%)	Adj Texas Ratio (%)	NPAs/ Assets (%)	Market Cap ($mm)	9/11/2013 Stock Price ($)	Price / Tang. Book (x)	Div. Yield (%)	Current Annual Div ($)
Rockville Financial, Inc.	RCKB	Vernon Rockville, CT	2,183	0.79	5.23	3.48	76.21	18.8	101.9	1.13	6.52	0.93	347	13.18	1.17	3.06	0.40
Peer Group:																	
Brookline Bancorp, Inc.	BRKL	Boston, MA	5,150	0.80	6.66	3.80	60.84	12.3	115.0	1.05	7.88	0.56	648	9.24	1.43	3.92	0.34
Provident New York Bancorp	PBNY	Montebello, NY	3,824	0.67	5.11	3.42	59.13	13.5	85.3	1.21	17.61	1.45	466	10.50	1.50	2.57	0.24
United Financial Bancorp, Inc.	UBNK	West Springfield, MA	2,448	0.76	6.00	3.53	68.44	13.6	96.8	0.70	7.03	0.74	314	15.97	1.23	2.90	0.44
OceanFirst Financial Corp.	OCFC	Toms River, NJ	2,306	0.88	9.22	3.18	60.91	16.3	89.6	1.36	27.25	2.80	295	16.74	1.36	3.09	0.48
ESB Financial Corporation	ESBF	Ellwood City, PA	1,897	0.79	7.91	2.40	61.12	15.1	56.9	0.98	13.17	1.04	212	12.02	1.48	3.30	0.33
ESSA Bancorp, Inc.	ESSA	Stroudsburg, PA	1,378	0.59	4.72	3.05	68.77	19.5	94.1	0.86	21.79	2.34	126	10.40	0.83	1.82	0.20
Westfield Financial, Inc.	WFD	Westfield, MA	1,294	0.21	1.57	2.54	91.99	22.8	77.5	1.23	10.62	1.35	145	6.98	0.90	3.43	0.44
Hingham Institution for Savings	HIFS	Hingham, MA	1,256	1.07	13.45	3.23	42.43	14.0	112.0	0.83	7.41	0.61	150	70.55	1.53	1.53	1.04
New Hampshire Thrift Bancshares, Inc.	NHTB	Newport, NH	1,220	0.54	5.08	2.82	74.23	15.1	100.7	1.03	15.43	1.28	99	13.96	1.46	3.63	0.52
Harleysville Savings Financial Corporation	HARL	Harleysville, PA	797	0.56	7.37	2.31	63.21	14.0	87.0	0.78	17.82	1.78	71	18.66	1.15	4.42	0.84
TF Financial Corporation	THRD	Newtown, PA	715	0.77	6.56	3.58	65.64	18.8	92.7	1.30	16.26	2.32	84	26.81	0.96	0.79	0.20
Average				0.70	6.70	3.08	65.16	15.9	91.6	1.03	14.75	1.48	237		1.26	2.85	0.46
Median				0.76	6.56	3.18	63.21	15.1	92.7	1.03	15.43	1.35	150		1.36	3.09	0.44

Note: Data through quarter ended 6/30/2013 and has been annualized where applicable. Prior quarter data or bank level used where current quarter data is unavailable
NPAs and Loan 90 Days Past Due are adjusted for covered assets. Peer group companies selected by independent appraisal firm during second step conversion
Pricing data as of 9/11/2013. BFED has been removed due to merger with BHLB. DNBK has been removed due to merger with PBCT
(1) Peer group companies selected by independent appraisal firm during second step conversion

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Recently Converted Second Step Conversions

- Second step conversions since January 1, 2010 with gross proceeds greater than $20mm

General Information		Offering Information and Pro Forma Data						Price Change Since IPO (%)				At Ann.
Company Name	Ticker	IPO Date	Gross Proceeds ($000)	Point In Range	Tg. Eq. / Assets (%)	Price / Tg. Bk. (%)	Charit. Fndn?	1 Day (%)	1 Month (%)	3 Month (%)	Last Close (%)	NPAs/ Assets (%)
Second Step Conversions												
1 Northfield Bancorp, Inc.	NFBK	1/25/2013	355,589	Min-Mid	24.6	83.0	NO	14.5	13.2	18.0	6.1	1.87
2 United Community Bancorp	UCBA	1/10/2013	24,480	Min-Mid	11.7	58.2	NO	20.6	25.3	25.1	3.8	5.39
3 Malvern Bancorp, Inc.	MLVF	10/12/2012	36,369	Supermax	14.0	68.5	YES	10.0	7.0	11.9	9.5	4.04
4 LaPorte Bancorp, Inc.	LPSB	10/5/2012	27,077	Mid-Max	14.3	71.0	NO	10.0	8.1	8.1	14.6	1.70
5 Cheviot Financial Corp.	CHEV	1/18/2012	37,400	Minimum	14.6	66.1	NO	3.1	3.5	8.4	23.3	3.60
6 Naugatuck Valley Financial Corporation	NVSL	6/30/2011	33,384	Mid-Max	13.4	70.1	NO	(1.3)	1.9	(1.8)	(11.1)	2.18
7 Rockville Financial, Inc.	RCKB	3/4/2011	171,099	Supermax	17.8	92.2	YES	6.0	5.0	(5.6)	19.6	1.07
8 Alliance Bancorp, Inc. of Pennsylvania	ALLB	1/18/2011	32,585	Mid-Max	17.0	66.8	NO	10.0	11.9	10.8	24.1	3.19
9 SI Financial Group, Inc.	SIFI	1/13/2011	52,356	Min-Mid	13.0	69.9	YES	15.9	17.5	25.0	19.9	0.97
10 Capitol Federal Financial, Inc.	CFFN	12/22/2010	1,181,500	Minimum	21.0	83.9	YES	16.5	16.0	14.0	6.7	0.71
11 Heritage Financial Group, Inc.	HBOS	11/30/2010	65,918	Min-Mid	16.3	74.3	NO	2.5	25.0	31.2	41.4	2.35
12 Simplicity Bancorp, Inc.	SMPL	11/19/2010	63,750	Minimum	15.7	66.3	NO	(0.1)	(0.4)	37.2	33.4	3.23
13 Colonial Financial Services, Inc.	COBK	7/13/2010	22,950	Minimum	11.0	64.7	NO	0.5	(2.6)	(2.8)	27.2	1.77
14 Oneida Financial Corp.	ONFC	7/7/2010	31,500	Midpoint	9.3	97.8	NO	(6.3)	(1.3)	(6.8)	42.5	0.41
15 ViewPoint Financial Group, Inc.	VPFG	7/7/2010	198,573	Min-Mid	14.6	93.9	NO	(5.0)	(3.0)	(7.0)	52.8	0.61
16 Fox Chase Bancorp Inc.	FXCB	6/29/2010	87,125	Minimum	16.0	72.6	NO	(4.1)	(1.8)	(4.0)	42.7	2.84
17 Oritani Financial Corp.	ORIT	6/24/2010	413,632	Mid-Max	25.8	90.6	NO	3.1	(0.9)	(2.5)	34.4	2.62
18 Eagle Bancorp Montana, Inc.	EBMT	4/5/2010	24,643	Mid-Max	15.7	81.1	NO	5.5	4.0	(2.8)	2.7	0.46
				Average	15.9	76.2		5.6	7.1	8.7	21.9	2.17
				Median	15.1	71.8		4.3	4.5	8.3	21.6	2.03

Note: Charter Financial Corp. (MHC) not included in above analysis due to unique structure as an incremental MHC offering
Source: SNL Financial, pricing as of 9/11/2013

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